Feb. 27, 2019
[SHIP LOGO VANGUARD (R)]

Vanguard Selected Value Fund

Supplement Dated December 16, 2019, to the Prospectus and Summary Prospectus Dated February 27, 2019

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Selected Value Fund (the Fund) approved restructuring of the Fund's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) as an investment advisor to the Fund and adding Cooke & Bieler, LP (Cooke & Bieler) to the Fund's investment team. All references to Barrow, Hanley and all other details and descriptions regarding Barrow, Hanley's management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Cooke & Bieler independently selects and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.

The change in the Fund's investment advisory arrangement is expected to change the Fund's expense ratio to 0.33%. The Fund's investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following replaces a similar table under the heading "Fees and Expenses" in the Fund Summary section:

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%

12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses1	0.33%

1 The expense information shown in the table has been restated to reflect estimated amounts.

In the same section, the following replaces a similar table under "Example":

1 Year	3 Years	5 Years	10 Years

$34	$106	$185	$418

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Vanguard Marketing Corporation, Distributor. PS 934B 122019